SCIENTIFIC INDUSTRIES, INC.
AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 to the Securities Purchase Agreement (this “Amendment”), is made on the 13th day of April 2021, by and between Scientific Industries, Inc., a Delaware corporation (the “Company”), and the undersigned Purchaser to amend that certain Securities Purchase Agreement, dated as of June 18, 2020, by and among the Company and the Purchasers identified therein (the “Purchase Agreement”). Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, the Company and the undersigned Purchasers wish to amend the Purchase Agreement in order to, among other things, extend the date by which the Company shall prepare and file a registration statement with the Securities and Exchange Commission pursuant to the Purchase Agreement;

WHEREAS, pursuant to Section 5.4 of the Purchase Agreement, any provision of the Purchase Agreement may be waived, amended, modified, discharged or terminated only with the written consent of the Company and Purchasers of a majority in interest of the Shares then outstanding; and

WHEREAS, the undersigned Purchaser holds a majority in interest of the Shares.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Purchase Agreement in the following respects:

1. Amendments.

a. The text of Section 4.13(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(a)
No later than September 30, 2021, the Company shall prepare and file with the Commission a Registration Statement on Form S-1 or, if available, on Form S-3 (including pursuant to Rule 415 under the Securities Act) (the “Shelf Registration”). The Company shall use its best efforts to (i) cause the Shelf Registration filed pursuant to this Section 4.13(a) to be declared effective by the Commission or otherwise become effective under the Securities Act by December 31, 2021 and (ii) keep such Shelf Registration continuously effective and in compliance with the Securities Act and useable for the resale of Registrable Securities for a period of one year. Prior to the filing of the Shelf Registration, the Company shall provide written notice to all holders of Registrable Securities of the anticipated filing thereof and the right of the holders of Registrable Securities to include Registrable Securities in the Registration Statement. The Company shall include in such Shelf Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty days after the receipt of the Company’s notice.”

2.           Scope. Except as specifically amended hereby, all of the terms and conditions of the Purchase Agreement shall remain in full force and effect and none of the terms, conditions, representations, warranties, obligations, covenants or agreements contained in the Purchase Agreement, and none of the rights, remedies or obligations thereunder of the parties thereto, are amended, modified or waived in any respect by this Amendment. All references to the Purchase Agreement in any other document or instrument shall be deemed to mean the Purchase Agreement as amended by this Amendment.

3.           Governing Law. This Amendment shall be governed by and construed under the laws of the State of Delaware, without regard to conflicts of laws principles.

4.           Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall be considered one and the same agreement.

5.           Entire Agreement. This Amendment, the Purchase Agreement, and the documents referred to therein constitute the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

COMPANY:

SCIENTIFIC INDUSTRIES, INC.

/S/ HELENA R. SANTOS

By:
       Name: Helena Santos
       Title: President and Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Securities Purchase Agreement as of the date first above written.

PURCHASER:

ROY T. EDDLEMAN LIVING TRUST UAD 8172000

/S/ ROY T. EDDLEMAN

By: ____________________________
       Name: Roy T. Eddleman
       Title: Trustee